Exhibit 99.1

Cycurion, Inc. Completes Transformative Acquisition of Secuvant, LLC and Flagship Panoptic Cybersecurity Platform

MCLEAN, Va., June 09, 2026 (GLOBE NEWSWIRE) — Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading provider of AI-driven cybersecurity, IT security solutions, and managed services, today announced the successful closing of its acquisition of Secuvant, LLC (“Secuvant”), the creator of the groundbreaking Panoptic platform, through a merger transaction completed on June 2, 2026. This strategic transaction marks a major acceleration of Cycurion’s growth strategy.

Panoptic’s industry-leading continuous threat and vulnerability visibility, intelligent prioritization, and real-time security insights will significantly expand Cycurion’s product portfolio and enhance its ability to deliver higher-margin, recurring revenue solutions to enterprise and government clients.

L. Kevin Kelly, Chief Executive Officer of Cycurion, stated: “This acquisition is a game-changer for Cycurion. It advances our strategy of moving into higher-margin, recurring revenue businesses while increasing the breadth and depth of products that we deliver to our clients. Panoptic is a powerful addition that strengthens our competitive position and creates exciting new cross-selling opportunities across our customer base.”

Ryan Layton, former chief executive officer of Secuvant and now serving as an advisor to Cycurion in connection with the integration of the Secuvant business, added: “Panoptic was built to transform how organizations manage cyber risk. By joining forces with Cycurion, we now have the ideal platform to rapidly scale this breakthrough technology and deliver next-generation protection at enterprise scale. The best is yet to come.”

The Merger

The merger transaction was completed pursuant to an Agreement and Plan of Merger entered into on May 21, 2026 (the “Merger Agreement”), among Cycurion, Cycurion Merger Sub, LLC, a wholly owned subsidiary of Cycurion (“Merger Sub”), and Secuvant. Under the terms of the Merger Agreement, Merger Sub merged with and into Secuvant in a reverse merger transaction, with Secuvant surviving the merger as a wholly owned subsidiary of Cycurion (the “Merger”). The Merger was consummated on June 2, 2026.

The total consideration for the transaction is approximately $2.875 million, consisting of $875,000 in cash and 888,888 shares of preferred stock (representing approximately $2.0 million in value). In addition, Secuvant equityholders are eligible to receive contingent earn-out payments over a three-year period from 2026 through 2028. The earn-out includes guaranteed annual payments of $100,000 and additional performance-based payments tied to the gross profit generated from certain revenue streams. Any performance-based earn-out amounts will be paid 50% in cash and 50% in shares of Cycurion common stock.

In connection with the closing, Cycurion entered into certain ancillary agreements with Secuvant equityholders, including registration rights, lock-up, leak-out and escrow arrangements.

Strategic Benefits:

●	Higher-Margin Expansion: Adds a premium, SaaS-like recurring revenue platform to the portfolio.
●	Product Leadership: Broadens Cycurion’s cybersecurity offerings with best-in-class threat visibility and prioritization capabilities.
●	Accelerated Growth: Creates cross-selling opportunities and strengthens Cycurion’s position in a fast-growing market.
●	Aligned Economics: Structured with performance-based earn-outs tied directly to Panoptic’s future success.

About Cycurion, Inc.

Cycurion, Inc. (NASDAQ: CYCU) is a leader in AI-driven cybersecurity and national security solutions. The Company delivers integrated platforms and expert services to protect critical systems, ensure operational resilience, and support clients across government, enterprise, and high-profile sectors. For more information, visit www.cycurion.com.

About Secuvant

Secuvant is an independent IT security firm providing enterprise-grade cybersecurity services, risk management, and managed solutions to mid-market organizations. Founded in 2014, it specializes in managed security services, threat and vulnerability management and compliance using its Cyber7™ framework. For more information, visit www.secuvant.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated benefits of the Secuvant acquisition and the Panoptic platform; the Company’s ability to successfully integrate Secuvant’s business, operations, personnel and technology; the ability of the combined company to achieve anticipated synergies, operational efficiencies, recurring revenue growth, increased margins or expanded market opportunities; the Company’s ability to realize anticipated cross-selling opportunities and accelerate its inorganic growth strategy; the future performance and scalability of the Panoptic platform; the Company’s ability to retain customers and key personnel; the achievement of any earn-out milestones; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, risks associated with the integration of Secuvant and its operations into the Company; the possibility that the anticipated benefits, synergies and strategic advantages of the acquisition and the performance of the combined company may not be realized or may take longer than expected to realize, the risk that the combined company may not achieve expected revenue growth, recurring revenue expansion, profitability improvements, cost savings, operational efficiencies, or market acceptance, risks related to customer retention, employee retention and the integration of technology platforms; risks related to the Company’s ability to successfully commercialize and scale the Panoptic platform; risks associated with retaining and expanding relationships with enterprise and government customers following the acquisition, risks related to customer performance and satisfaction, contract modifications, delays or terminations, and the Company’s ability to fulfill contractual obligations, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

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